                                   Exhibit D

                             JOINT FILING AGREEMENT

    In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the Schedule 13D (and any further amendment filed by them) with respect to the common stock, par value $.001 per share, of Loislaw.com, Inc.

                                                       LL ACQUISITION CORP.

                                                       By:  /s/ BRUCE C. LENZ
                                                            -----------------------------------------
                                                            Name: Bruce C. Lenz
                                                            Title:  Secretary

                                                       ASPEN PUBLISHERS, INC.

                                                       By:  /s/ BRUCE C. LENZ
                                                            -----------------------------------------
                                                            Name: Bruce C. Lenz
                                                            Title:  Secretary

                                                       WOLTERS KLUWER U.S. CORPORATION

                                                       By:  /s/ BRUCE C. LENZ
                                                            -----------------------------------------
                                                            Name: Bruce C. Lenz
                                                            Title:  Secretary

                                                       WOLTERS KLUWER NV

                                                       By:  /s/ J.E.M. VAN DINTER
                                                            -----------------------------------------
                                                            Name: J.E.M. van Dinter
                                                            Title:  Senior Vice President/
                                                                  Chief Financial Officer

Dated: December 29, 2000